SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2)

[X ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                (Name of Registrant as Specified In Its Charter)

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                     The New America High Income Fund, Inc.

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Payment of Filing Fee (Check the appropriate box):

          [X ] No fee required

          [ ] Fee computed on table below per Exchange Act
              Rules 14a-6(i)(4) and 0-11.


(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:


(2) Form, Schedule or Registration Statement No.:


(3) Filing Party:


(4) Date Filed:

                    THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 Broad Street
                          Boston, Massachusetts 02109


                                                                 March 16, 2000


Dear Stockholder:


     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of The New America High Income Fund, Inc. (the "Fund") to be held at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, on Thursday, April 20, 2000 at 10:30 a.m.


     In addition to the election of Directors and the ratification of the selection of the Fund's independent public accountant, the Board of Directors is seeking approval of proposed amendments to the Articles Supplementary for the Fund's Auction Term Preferred Stock (collectively, the "ATP"). These amendments modify the notice requirements that apply when the Fund intends to have an ATP dividend period that is shorter or longer than the standard 28 day term. This change is designed to give the Fund greater flexibility to judge market conditions before any adjustment in the length of an ATP dividend period.


     We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or vote your shares via the Internet or by touch tone telephone. Please act promptly to assure that your shares are represented at the meeting.


                                          Sincerely,



                                          Robert F. Birch
                                          President


                                   IMPORTANT


It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. Certain Common stockholders may also vote their shares via the Internet or telephone as discussed in the proxy statement. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

                    THE NEW AMERICA HIGH INCOME FUND, INC.

                            ---------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held On Thursday, April 20, 2000

                            ---------------------


     The Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts, on Thursday, April 20, 2000 at 10:30 a.m., for the following purposes:


   1. To elect five Directors of the Fund, two of whom shall be elected by the holders of the Fund's Series A, Series B, Series C and Series D Auction Term Preferred Stock (collectively, the "ATP"), and the remainder of whom shall be elected by the holders of the Fund's Common Stock and the Fund's ATP, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.


   2. To ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 2000.


   3. To approve amendments to the Articles Supplementary of the Fund's Charter for the Fund's Auction Term Preferred Stock (collectively, the "ATP") to permit the Fund to give notice of an ATP dividend period of non-standard duration up to two business days prior to the beginning of that dividend period.


   4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.


     The matters referred to above may be acted upon at the Annual Meeting or any adjournments thereof.


     The close of business on March 6, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.


     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY. HOLDERS OF THE FUND'S AUCTION TERM PREFERRED STOCK SHOULD SIGN AND RETURN THE YELLOW PROXY. CERTAIN COMMON STOCKHOLDERS MAY ALSO SUBMIT THEIR PROXIES OVER THE INTERNET OR BY TELEPHONE.

                                          By Order of the Board of Directors


                                          Richard E. Floor
                                          Secretary


March 16, 2000
Boston, Massachusetts

                    THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 Broad Street
                          Boston, Massachusetts 02109
                                (617) 263-6400

                             ---------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                 April 20, 2000

                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts on Thursday, April 20, 2000 at 10:30 a.m. and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 16, 2000.


     This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about March 16, 2000. The Board of Directors has fixed the close of business on March 6, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 66,900,549 shares of the Fund's Common Stock, $.01 par value per share (the "Common Stock"), were issued and outstanding and 8,400 shares of the Fund's Auction Term Preferred Stock (the "ATP"), $1.00 par value per share, liquidation preference $25,000 per share, were issued and outstanding, consisting of 2,400 shares of ATP Series A, 1,600 shares of ATP Series B, 2,000 shares of ATP Series C and 2,400 shares of ATP Series D. Each outstanding share of Common Stock and each outstanding share of ATP is entitled to one vote on all matters submitted to stockholders at the Annual Meeting of the relevant class or classes as described below. The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or ATP at March 1, 2000.


     If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting (either by returning the paper proxy card or for certain holders of Common Stock, by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted in accordance with the instructions indicated thereon by the stockholder. Executed proxies that are unmarked will be voted (1) for the election of the applicable nominees named herein as Directors of the Fund, (2) for the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 2000,
(3) for the proposal to approve amendments to the Articles Supplementary of the Fund's Charter for the ATP to permit the Fund to give notice of an ATP dividend period of non-standard duration up to two business days prior to the beginning of the non-standard dividend period and (4) in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournments thereof.


     Holders of Common Stock who tender proxies by mail should sign and return the white proxy card. Holders of ATP should sign and return the yellow proxy card. The proxy card should be returned in the enclosed postage-paid envelope. Certain holders of Common Stock also have the option of executing and returning their proxies by telephone or over the Internet. The form of proxy these stockholders receive along with the proxy statement includes an attachment that has instructions both for calling a toll free number for automated touch-tone voting and for finding a website address that will permit voting over the Internet. Prior to using either of these methods of voting, stockholders should read the proxy statement and have it and the form of proxy ready at hand.


     A stockholder voting by telephone or over the Internet represents that the stockholder is authorized to vote the shares of Common Stock being voted, for example, when a stockholder is acting on behalf of all registered owners of an account or in the capacity of trustee of a trust or officer of an organization that holds Fund shares. In addition, by using the telephone or the Internet to submit voting instructions, the stockholder expressly authorizes EquiServe, L.P., which is assisting the Fund in gathering and tabulating votes for the Annual Meeting, and its agents, to execute a proxy to vote the stockholder's shares at the Annual Meeting as the stockholder has indicated. The Fund believes that the procedures governing the execution of a proxies by telephone or over the Internet are reasonably designed to ensure that the identities of the stockholders executing proxies are accurately determined and that the voting instructions of those stockholders are accurately recorded.


     Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" for purposes of Proposals One, Two and Three. Abstentions will, however, be counted as shares present at the Meeting for purposes of a quorum. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions. A stockholder may revoke his or her proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund or by returning a subsequently dated proxy. In addition, holders of Common Stock who may vote by telephone or over the Internet may also revoke their proxies by executing a subsequently dated proxy using either of these methods of voting. Common stockholders who rate by telephone or over the Internet should not subsequently return a proxy card by mail unless they intend the proxy card to revoke their prior instructions given by telephone or over the Internet.


     In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.


     In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone or telegraph or in person. The Fund may also retain a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such a firm, which the Fund does not anticipate would exceed $15,000, would depend upon the amount and type of services rendered and would be borne by the Fund. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.


     Each Stockholder entitled to notice of and to vote at the Annual Meeting has been sent a copy of the Annual Report of the Fund for the year ended December 31, 1999, including financial statements, either with this Proxy Statement or under separate cover. If you did not receive the Annual Report or if you would like to request another copy you may call the Fund collect at 617-263-6400.


                            THE INVESTMENT ADVISER
                          AND ADMINISTRATIVE SERVICES


     Wellington Management Company, LLP with its principal office at 75 State Street, Boston, Massachusetts 02109, has served as the investment adviser to the Fund since February 19, 1992. Since February 1992 the Fund has engaged Ellen E. Terry to perform administrative services. Since February 1992 the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The stockholders of the Fund are being asked to elect the following five nominees as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The five nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.


     Under the terms of the Fund's charter, the holders of the ATP are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. For this purpose all series of ATP vote together as a single class. Joseph L. Bower and Bernard J. Korman have been nominated as the Directors to be elected by the holders of the ATP. The Fund's charter further provides for the election of the other three nominees named below by the holders of the Common Stock and the holders of all series of the ATP, voting together as a single class. A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of the relevant class or classes represented at the Annual Meeting in person or by proxy may elect all of the Directors who are subject to election by such class or classes.


     The nominees for election to the Board of Directors are as follows:


                                                                               Number of
                                                                               Shares of
                                                                              Common Stock
                                                                              Beneficially
                                                                                Owned at
                                   Position(s)                  Director      February 14,
           Name                   with the Fund         Age       Since        2000(1)(2)
           ----                   -------------         ---       -----        ----------
Preferred Stock Nominees
-------------------------
Joseph L. Bower             Director                    61       1988            20,000
Bernard J. Korman           Director                    68       1987           342,952
Common Stock Nominees
-------------------------
Robert F. Birch*            Director and President      64       1992            70,080
Richard E. Floor*           Director and Secretary      59       1987            98,359(3)
Ernest E. Monrad            Director                    69       1988           149,811(4)

----------------
 * Messrs. Birch and Floor are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Birch is the President of the Fund. Mr. Floor is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin, Procter & Hoar LLP, counsel to the Fund.

(1) The amounts shown are based on information furnished by the nominee. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares indicated. Fractional shares are rounded to the nearest whole share.

(2) No Director is the beneficial owner of more than 1% of the Common Stock outstanding.

(3) Of the total shares indicated, 8,731 are owned by the Richard E. Floor Profit Sharing Trust, as to which Mr. Floor has sole voting and investment power as trustee.

(4) Includes 83,054 shares owned by Mr. Monrad's spouse and 7,037 shares held by Mr. Monrad as a fiduciary for unrelated persons. In both cases, Mr. Monrad disclaims beneficial ownership of such shares.

     As of February 14, 2000, Professor Franco Modigliani, who is not standing for re-election as Director and will assume emeritus status upon the election of Directors at the Annual Meeting, did not own shares of the Fund. As of February 14, 2000, all of the executive officers and Directors of the Fund as a group (seven persons) beneficially owned 681,849 shares of Common Stock representing 1% of the outstanding shares of Common Stock. No officer or Director of the Fund owns shares of the Fund's ATP.


Preferred Stock Nominees
     Joseph L. Bower has been associated with the Harvard Business School as a professor since 1963, as Donald K. David Professor of Business Administration since 1986, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management area, and currently, Chair of The General Manager Program. Professor Bower has also been a member and research fellow at the Institute of Politics since 1966 and a faculty member of the John F. Kennedy School of Government since 1969. He is a Director of Anika Therapeutics, Inc., Sonesta International Hotels Corporation, Brown Group, Inc., and is a General Partner of ML-Lee Acquisition Funds, L.P.


     Bernard J. Korman is Chairman of the Board of Directors of Philadelphia Health Care Trust and NutraMax Products, Inc., and is a Director of Kranzco Realty Trust, Omega Healthcare Investors, Inc. (real estate investment trust), Omega Worldwide, Inc. (real estate company) and The Pep Boys, Inc. (automotive supplies). Mr. Korman served as President, Chief Executive Officer and a Director from 1977 to 1995 of MEDIQ Incorporated (healthcare services) and served as Chairman of the Board of Directors of PCI Services, Inc. (pharmaceutical packaging) from 1995 to 1996.


Common Stock Nominees
     Robert F. Birch is a private investor and consultant. Mr. Birch currently serves as a Director of Hyperion Total Return Fund, Inc., Hyperion 2002 Term Trust, Inc. and Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. Mr. Birch served as Chairman and Chief Executive Officer of Memtek Corporation, a manufacturer of capital equipment utilized in the treatment of liquid toxic waste, from 1990 to July 1991, and was associated with Finn Wishengrad Warnke & Gayton, a consulting firm specializing in work-outs of financially distressed companies, from 1988 through 1989. Prior to that time, Mr. Birch was President and Chief Executive Officer of Gardner and Preston Moss, Inc., a Boston-based investment management firm.


     Richard E. Floor has been a partner with the law firm of Goodwin, Procter & Hoar LLP, Boston, Massachusetts, since 1975 (individually and through his professional corporation). Mr. Floor also serves as a Director of Affiliated Managers Group, Inc.


     Ernest E. Monrad has been a Trustee since 1960 and Chairman of the Trustees since 1969 of Northeast Investors Trust, and the Chairman, Assistant Treasurer and a Director since 1981 of Northeast Investors Growth Fund. In addition, Mr. Monrad is a Director of Northeast Investment Management, Inc., Northeast Management & Research Co., Inc., Century Capital Management Trust and Century Shares Trust. Mr. Monrad is also a member of the Massachusetts bar.


     During the year ended December 31, 1999, the Directors of the Fund met six times. During such year each Director was present at least 75% of the meetings held by the Board. The Board of Directors has an Audit and Nominating Committee which it created in February 2000 to succeed the Fund's Audit Committee. The Audit and Nominating Committee is responsible for overseeing the audit process for the Fund and considering any questions raised by the Fund's independent public accountants concerning the Fund's financial reporting process, internal controls and compliance procedures, supervising the nomination and election of Directors who are not "interested persons" of the Fund and reviewing on a periodic basis the Fund's governance structures and procedures. The Audit Committee, which was in existence for the entirety of fiscal 1999, was responsible for recommending the selection of the Fund's independent public accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and conferring with the Fund's independent public accountants. The Audit and Nomi-nating Committee is presently comprised of the former members of the Audit Committee--Messrs. Korman and Monrad and Professors Bower and Modigliani. Although Professor Franco Modigliani is currently a Director of the Fund, his term as a Director and member of the Audit and Nominating Committee will end with the election of Directors at the Annual Meeting when he will assume emeritus status. The Audit Committee met one time in 1999, with each member attending such meeting. The Audit and Nominating Committee will consider nominees for Director recommended by stockholders when submitted in writing to the Fund's Secretary at the Fund's address.


     At its January 1999 meeting, the Directors established a Compensation Committee. The Compensation Committee is responsible for (a) monitoring and revising as appropriate the compensation of Fund employees other than Mr. Birch, subject to review by the Board as a whole and (b) monitoring Mr. Birch's compensation as President of the Fund and making recommendations to the Board regarding that compensation. Messrs. Monrad and Floor currently comprise the Compensation Committee. As described on page 4, Mr. Floor is an "interested person" of the Fund. The Compensation Committee met three times during 1999.


Executive Officer

     Ellen E. Terry, Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the table above. As of February 1, 2000, Ms. Terry was the beneficial owner of 10,647 shares of the Fund's Common Stock. Ms. Terry, age 40, served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time.


Remuneration of Directors and Officers
     During the fiscal year ended December 31, 1999, the Fund paid each Director a fee of $24,000 per year plus $2,000 per Directors' meeting in which the Director participated except in the case of telephonic Directors' meetings for which the fee was $1,000, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 1999 was $91,250, and he currently receives an annual retainer of $50,000 for his services to the Fund as President. The members of the Fund's Audit Committee, which consists of the Fund's non-interested Directors, receive $2,000 for each Audit Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 1999 aggregate remuneration of $209,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended in 1999. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors.

                                           Pension or
                                           Retirement
                                            Benefits         Estimated
       Name of             Aggregate       Accrued As          Annual           Total
       Director          Compensation     Part of Fund     Benefits Upon     Compensation
      or Officer           from Fund        Expenses         Retirement       from Fund
      ---------            ---------        --------         ----------       ---------
Robert F. Birch            $126,250          none              none          $  126,250*
Joseph L. Bower            $ 35,000          none              none          $   35,000
Richard E. Floor           $ 35,000          none              none          $   35,000
Bernard J. Korman          $ 34,000          none              none          $   34,000
Franco Modigliani**        $ 35,000          none              none          $   35,000
Ernest E. Monrad           $ 35,000          none              none          $   35,000
Ellen E. Terry             $121,250          none              none          $  121,250

 * Of this amount, $91,250 was compensation for service as President and $35,000 was compensation for service as a Director.

** Professor Modigliani is not standing for reelection to the Fund's Board of Directors and will have emeritus status following the Annual Meeting.

The Board of Directors recommends that stockholders vote FOR the election of the five nominees to the Fund's Board of Directors.


                                 PROPOSAL TWO
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Arthur Andersen LLP as independent public accountants for the Fund for the year ending December 31, 2000. Stockholders are being asked to ratify the selection of Arthur Andersen LLP to perform audit services for the Fund. Approval of this proposal requires the affirmative vote of a majority of the votes cast at the meeting.


     Arthur Andersen LLP has acted as independent public accountants for the Fund since the Fund's first audit in February 1988. The services provided by Arthur Andersen LLP consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and the review of tax and certain compliance matters on behalf of the Fund.


     Arthur Andersen LLP is not expected to be represented at the Annual Meeting, but a representative of that firm will be available by telephone should the need for consultation arise.


     The Board of Directors, including those Directors who are not interested persons of the Fund, recommends a vote FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 2000.


                                PROPOSAL THREE
APPROVAL OF AN AMENDMENT TO THE ARTICLES SUPPLEMENTARY OF THE FUND'S CHARTER TO PERMIT NOTICE OF AN ATP DIVIDEND PERIOD OF NON-STANDARD DURATION UP TO TWO
         BUSINESS DAYS PRIOR TO THE BEGINNING OF THAT DIVIDEND PERIOD

     The Fund is asking stockholders to approve amendments (the "Amendments") to the Fund's charter (the "Charter"). The Amendments would give the Fund great flexibility to modify the dividend period for the Fund's Auction Term Preferred Stock (the "ATP").


     In order to explain the proposed Amendments, this proposal briefly describes the ATP and the manner in which the Fund determines and pays dividends on the ATP. This description is only a summary and is qualified in its entirety by reference to the Charter. A copy of the Charter, including a copy of the portion relating to the ATP, may be obtained by calling the Fund at
(617) 263-6400.


     The ATP. The Fund has issued and outstanding 8,400 shares of ATP divided into four series with each share having a liquidation preference of $25,000. Investors buy and sell shares of the ATP through auctions that are ordinarily held once each month. The bidding in these auctions sets the dividend rate payable to holders of the ATP for the period until the next auction. This period is referred to as a "dividend period." Each series of ATP has its own auction at a different time of the month from the other series. Unlike the Fund's Common Stock, the ATP has no established secondary market for its shares. If an existing holder wishes to sell shares of the ATP before the next auction, the broker-dealer responsible for facilitating the auction for that series of ATP may choose, but is not obligated, to make a market in those shares.


     Dividends and Dividend Periods for the ATP. A dividend period for the ATP is either a Standard Term Period or an Alternate Term Period. A Standard Term Period is 28 days, subject to adjustment if the 28th day does not fall on a business day. Under the terms of the Charter, dividend periods for a series of ATP will ordinarily be Standard Term Periods. An Alternate Term Period is a dividend period that the Fund has designated as either longer or shorter than a Standard Term Period. A series of ATP may not have an Alternate Term Period unless (a) the Fund gives prior notice of its intention to designate the dividend period as an Alternate Term Period and (b) certain other conditions are met. One condition to the designation of an Alternate Term Period is that sufficient clearing orders exist (that is, in general, the number of shares subject to buy orders is at least equal to the number of shares subject to sell orders by existing holders) at the auction for the Alternate Term Period. If sufficient clearing orders do not exist at an auction for a dividend period the Fund has proposed as an Alternate Term Period, that dividend period will be a Standard Term Period. In addition, because there were not sufficient clearing orders in the auction, holders of that series of ATP will be required to continue to hold their shares for the next dividend period.



     Alternate Term Periods. Currently under the Charter, if the Fund proposes to designate an Alternate Term Period, it must give notice to the auction agent and issue a press release at least 15 but not more than 30 days before the first day of the proposed Alternate Term Period. If the dividend period prior to the Alternate Term Period is one of fewer than 15 days, the notice period is two business days. The notice must include the first and last days of the proposed Alternate Term Period. Subsequently, on the second business day preceding the first day of the proposed Alternate Term Period, the Fund must notify the auction agent that either (a) the next dividend period will be an Alternate Term Period as proposed or (b) the Fund has decided not to designate the next dividend period as an Alternate Term Period. The auction agent then provides this information to the ATP's broker-dealers and existing stockholders. If the Fund fails to deliver either of these notices or certain other conditions are not met, such as sufficient clearing orders in the auction for the Alternate Term Period, the succeeding dividend period is a Standard Term Period.


     Auctions for the ATP. A variety of factors influence auctions for the ATP with one of the most important being the demand for short-term investments with characteristics similar to those of the ATP. As a general rule, if demand for the ATP is high, an auction will tend to result in sufficient clearing orders and a lower dividend rate than would result under conditions when demand is lower. On the other hand, low demand for the ATP tends to produce a high dividend rate and increase the likelihood that an auction will not have sufficient clearing orders.


     The Fund does not believe that the length of its dividend period is a significant factor in determining market demand under normal conditions. Under other circumstances, however, the Fund believes that having an Alternate Term Period of a certain length may be an important factor influencing market demand in a particular auction. In order to give the Fund greater flexibility to assess market conditions before designating an Alternate Term Period, Fund management has proposed the Amendments.


     The Amendments. The Amendments would permit the Fund to give notice of an Alternate Term Period up to three business days before the commencement of that Alternate Term Period, as compared to 15 days under the current Charter. Notice during this period would be subject to the current procedures regarding confirmation or abandonment of the proposed Alternate Term Period. In addition, the Amendments would permit the Fund to designate an Alternate Term Period by giving notice on the second business day prior to commencement without further confirmation. The Charter's other conditions governing the designation of Alternate Term Periods would remain unchanged. Please see to this proxy statement which shows revisions to the Charter the Amendments would make.


     Fund management believes that the Fund could benefit from the opportunity to gauge market conditions closer to the beginning of a succeeding dividend period before choosing to designate that dividend period as an Alternate Term Period, particularly when market conditions are uncertain. Under certain circumstances, designation of an Alternate Term Period may increase market demand for the ATP, resulting in a lower dividend rate than would have been achieved with a Standard Term Period. Common stockholders generally benefit from a lower dividend rate on the ATP because a greater portion of the Fund's income may be distributed as dividends to the Common Stock than would have otherwise been the case. The designation of an Alternate Term Period may result in a lower dividend rate payable to existing holders of ATP who intend to retain their shares for the succeeding Alternate Term Period than would have been the case with a Standard Term Period. On the other hand, the market demand that produces a lower dividend rate may also ensure that the auction for the Alternate Term Period has sufficient clearing orders so that existing ATP stockholders who wish to sell their shares of ATP in the auction have the opportunity to do so. There is no guarantee that the Fund will be able to accurately forecast market demand for the ATP or choose the best dividend period length.


     Even if stockholders approve the Amendments, the Fund currently expects that dividend periods will ordinarily be Standard Term Periods. If stockholders do not approve the Amendments, the Charter will remain unchanged and the Board of Directors will consider what action, if any, should be taken. The Fund's Board of Directors has considered Fund management's recommendations and the Amendments and declared the Amendments advisable and in the best interests of the Fund and its stockholders.


     Vote Required for Stockholder Approval. Under the Charter, approval of the Amendments requires the approval of a majority of the shares of Common Stock and of the ATP outstanding and entitled to vote thereon, voting as a single class. The Charter also requires that the Amendments be approved by the affirmative vote of holders of shares of the ATP outstanding and entitled to vote thereon, voting as a separate class, equal to the lesser of: (a) 67% of the shares present at the meeting if 50% or more of the outstanding shares of the ATP are present or represented by proxy, or (b) more than 50% of the outstanding shares of the ATP. If stockholders approve this proposal, a document reflecting the Amendments will be filed with the State Department of Assessment and Taxation of Maryland as soon as practicable after approval.


The Board of Directors recommends a vote FOR the approval of the Amendments.


                                 OTHER MATTERS

     The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.


                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's 2001 Annual Meeting of Stockholders must be received at the Fund's principal offices, 33 Broad Street, Boston, MA 02109, no later than November 17, 2000 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. Proxies solicited by the Board of Directors for the Fund's 2001 Annual Meeting will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Fund's proxy statement as described above, that the Fund receives at its principal offices after January 30, 2001. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement as described above, that the Company receives on or before January 30, 2001, subject to SEC rules governing the exercise of this authority.


Boston, Massachusetts
March 16, 2000

                                                                      Exhibit A


Proposed Amendments to Part I, Section 4(b) of the Articles Supplementary to the Fund's Charter


Language to be deleted is bracketed; additional language is all caps.


(b) [If] (i) EXCEPT AS PROVIDED IN SECTION 4(b)(ii) BELOW, IF the Corporation proposes to designate any Alternate Term Period, not fewer than [15 (or two Business Days in the event the duration of the Dividend Period prior to such Alternate Term Period is fewer than 15 days)] THREE BUSINESS DAYS nor more than 30 days prior to the first day of such Alternate Term Period, notice shall be [(i)] (A) made by press release and [(ii)] (B) communicated by the Corporation by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state [(A)] (x) that the Corporation proposes to exercise its option to designate a succeeding Alternate Term Period, specifying the first and last days thereof and [(B)]
    (y) that the Corporation will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either [(x)] (X) its determination, subject to certain conditions, to proceed with such Alternate Term Period, subject to the terms of any Specific Redemption Provisions, or [(y)] (Y) its determination not to proceed with such Alternate Term Period, in which latter event the succeeding Dividend Period shall be a Standard Term Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Alternate Term Period, the Corporation shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:


   (i) a notice stating (A) that the Corporation has determined to designate the next succeeding Dividend Period as an Alternate Term Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or


  (ii) a notice stating that the Corporation has determined not to exercise its option to designate an Alternate Term Period.


     If the Corporation fails to deliver either such notice with respect to any designation of any proposed Alternate Term Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this
Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Alternate Term Period, the Corporation shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Term Period.

(ii) NOTWITHSTANDING THE FOREGOING IN SECTION 4(b)(i), THE CORPORATION MAY DESIGNATE THE SUCCEEDING DIVIDEND PERIOD AS AN ALTERNATE TERM PERIOD ON THE SECOND BUSINESS DAY NEXT PRECEDING THE FIRST DAY OF SUCH SUCCEEDING DIVIDEND PERIOD BY GIVING NOTICE AS CONTEMPLATED BY CLAUSE (I) OF THE SECOND PARAGRAPH OF SECTION 4(b)(i) ABOVE AND BY ISSUING A PRESS RELEASE CONTAINING THE INFORMATION IN SUCH NOTICE.

     IF THE CORPORATION IS UNABLE TO MAKE THE CONFIRMATION PROVIDED IN CLAUSE
(v) OF PARAGRAPH (a) OF THIS SECTION 4 BY 3:00 P.M., NEW YORK CITY TIME, ON THE SECOND BUSINESS DAY NEXT PRECEDING THE FIRST DAY OF SUCH ALTERNATE TERM PERIOD, THE CORPORATION SHALL DELIVER A NOTICE TO THE AUCTION AGENT THAT THE CORPORATION HAS BEEN UNABLE TO MAKE SUCH CONFIRMATION AND THAT SUCH DIVIDEND PERIOD WILL BE A STANDARD TERM PERIOD.

                                                                     NEHCM-PS-00

                    THE NEW AMERICA HIGH INCOME FUND, INC.
                        Annual Meeting of Stockholders
                                April 20, 2000
                Proxy Solicited on Behalf of Board of Directors
  The undersigned holder of shares of Series A, Series B, Series C and/or Series D Auction Term Preferred Stock (collectively, "Auction Term Preferred Stock") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109 on Thursday, April 20, 2000 at 10:30 A.M., Boston time, and at any and all adjournments thereof, and thereat to vote all shares of the Auction Term Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.
Please mark boxes in blue or black ink.

1. A. GRANTING [ ] WITHHOLDING [ ] authority to vote for the election as Directors of all the Auction Term Preferred Stock nominees listed below.
     Joseph L. Bower and Bernard J. Korman
B. GRANTING [ ] WITHHOLDING [ ] authority to vote for the election as Directors of all the nominees listed below.
     Robert F. Birch, Richard E. Floor and Ernest E. Monrad
(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)
2. With respect to the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 2000.
     FOR [  ]      WITHHOLD [  ]      ABSTAIN [  ]
3. With respect to the proposal to approve amendments to the Articles Supplementary of the Fund's Charter for the Fund's Auction Term Preferred Stock (collectively, the "ATP") to permit the Fund to give notice of an ATP dividend period of non-standard duration up to two business days prior to the beginning of that dividend period.
     FOR [  ]      WITHHOLD [  ]      ABSTAIN [  ]

          (Continued and to be signed and dated on the reverse side.)

4. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSALS SET FORTH ON THE REVERSE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.



                                                 ----------------------- , 2000
                                                  Date


                                                 -------------------------------
                                                          Signature


                                                  ------------------------------
                                                          Signature

                                                 Please sign exactly as name or
                                                 names appear on this proxy. If
                                                 stock is held jointly, each
                                                 holder should sign. If signing
                                                 as attorney, trustee, executor,
                                                 administrator, custodian,
                                                 guardian or corporate officer,
                                                 please give full title.

                     THE NEW AMERICA HIGH INCOME FUND, INC.


                 Annual Meeting of Stockholders--April 20, 2000
              Policy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Goodwin, Proctor & Hoar LLP, Exchange Place, Boston, Massachusetts 02109 on Thursday, April 20, 2000 at 10:30 a.m., and at any and all adjournments thereof, and thereat to vote all shares of the Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSALS SET FORTH ON THE REVERSE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

--------------------------------------------------------------------------------
          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                     THE NEW AMERICA HIGH INCOME FUND, INC.
--------------------------------------------------------------------------------


Mark box at right if an address change or comment has been noted            [  ]
on the reverse side of this card.

CONTROL NUMBER:
RECORD DATE SHARES:

                                                   -----------------------------
    Please be sure to sign and date this Proxy.      Date
--------------------------------------------------------------------------------



-----------Stockholder sign here--------------------Co-owner sign here----------

DETACH CARD

---------------------
  Vote by Telephone

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:

--------------------------------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683).
   There is NO CHARGE for this call.

3. Enter your Control Number located on your Proxy Card.

4. Follow the recorded instructions.
--------------------------------------------------------------------------------

Your vote is important!
Call 1-877-PRX-VOTE anytime!

1. Election as directors of all the nominees below.     For All      With-     For All
                                                        Nominees     hold       Except
   (01) Robert F. Birch                                   [  ]       [  ]        [  ]
   (02) Richard E. Floor
   (03) Ernest E. Manred

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                        For         Against    Abstain
2. With respect to the proposal to ratify the           [  ]         [  ]       [  ]
   selection of Arthur Andersen LLP as independent
   public accountants of the Fund for the year ending
   December 31, 2000.


                                                        For         Against    Abstain
3. With respect to the proposal to approve              [  ]         [  ]       [  ]
   amendments to the Articles Supplementary of the
   Fund's Charter for the Fund's Aution Term
   Preferred Stock (collectively, the "ATP") to permit
   the Fund to give notice of an ATP dividend period
   of non-standard duration up to two business days
   prior to the beginning of that dividend period.

4. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

                                                                     DETACH CARD

--------------------
  Vote by Internet

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

--------------------------------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website
   http//www.eproxyvote.com/hyb

3. Enter your Control Number located on your Proxy Card.

4. Follow the recorded instructions.
--------------------------------------------------------------------------------

Your vote is important!
Go to http://www.eproxyvote.com/hyb anytime!


    Do not return your Proxy Card if you are voting by Telephone or Internet

                            [INTERNET VOTING SCREENS]

The New America High Income Fund, Inc.

[VOTE
BY NET LOGO]

Welcome!

Name Line
Address Line
City, State Zip Line

                                 [Proceed logo]

[VOTE
BY NET LOGO]

If you have more than one proxy card, please vote only one card at a time.

[1]  Enter the Voter Control Number that appears in the box on your proxy card.
     ----------------

     ----------------


[2] Enter that last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account
     ----------------

     ----------------
     If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.


     Important: For your vote to be cast, the Voter Control Number and the last four digits of the U.S. Taxpayer Identification (Social Security) Number for this account must match the numbers on our records.

     ---------------------------------------------------------------------------
[3]  Enter your e-mail address to receive an e-mail confirmation of your vote.
     ----------------

     ----------------

     Enter your e-mail address again for validation.
     ----------------

     ----------------

                                 [Proceed logo]

The New America High Income Fund, Inc.

                 Annual Meeting of Stockholders--April 20, 2000
              Proxy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Goodwin, Proctor & Hoar LLP, Exchange Place, Boston, Massachusetts 02109 on Thursday, April 20, 2000 at 10:30 a.m., and at any and all adjournments thereof, and thereat to vote all shares of the Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED AND IN THE DISCRETION OF THE PROXIES, WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSALS SET FORTH BELOW, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                    The Board of Directors Recommends a Vote
                        "FOR" all Nominees for Director.
                            "FOR" Proposals 2 and 3.

Check this box to cast your vote in accordance with the recommendations     [  ]
of the Board of Directors

The Board of Directors Recommends a Vote "FOR" all Nominees for Director.

                             For All Nominees           Withhold
                             Except as Noted           As To All
                                  Below                Nominees
1. Election of Directors          [  ]                    [  ]

Or, check the box for the Director(s) from whom you wish to withhold your vote:
      [  ] Robert F. Birch    [  ] Richard E. Floor     [  ] Ernest E. Monrad


The Board of Directors Recommends a Vote "FOR" Proposals 2 and 3.

                                                       For    Against    Abstain

2. With respect to the proposal to ratify the          [  ]     [  ]      [  ]
   selection of Arthur Andersen LLP as independent
   public accountants of the Fund for the year
   ending December 31, 2000.


                                                       For    Against    Abstain

3. With respect to the proposal to approve             [  ]     [  ]      [  ]
   amendments to the Articles Supplementary of the
   Fund's Charter for the Fund's Auction Term
   Preferred Stock (collectively, the "ATP") to
   permit the Fund to give notice of an ATP dividend
   period of non-standard duration up to two business
   days prior to the beginning of that dividend
   period.

================================================================================
To submit your vote please click the buttom below.
(Your vote will not be counted until the Submit Your Vote button is clicked.)

                            [Submit Your Vote logo}

The New America High Income Fund, Inc.

[VOTE
BY NET LOGO]

Your proxy vote has been recorded as follows:

================================================================================
1. Election of Directors


================================================================================
2. With respect to the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December
31, 2000.


================================================================================
3. With respect to the proposal to approve amendements to the Articles Supplementary of the Fund's Charter for the Fund's Auction Term Preferred
Stock (collectively, the "ATP") to permit the Fund to give notice of an ATP dividend period of non-standard duration up to two business days prior to the beginning of that dividend period.


================================================================================
Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote, and resubmit. If this is correct, please click the button below.

                                 [Proceed logo]

The New America High Income Fund, Inc.

[VOTE
BY NET LOGO]

Success! Your vote has been cast and will be tabulated by Equiserve within
24 hours. Please take a moment to review the options below.
================================================================================

If you wish to submit comments to New America High Income, clock the button below.

                             [Submit Comments logo]


If you wish to submit an address change request for this account, click the buttom below.

                                 [Proceed logo]


You can now vote another proxy card or exit to the EquiServe's homepage.

                           [Vote Another Proxy logo]

                     Script for Touch Tone Telephone Voting

Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting. Enter the voter control number as it appears on the card followed by the pound sign. [If stockholder enters necessary information, script continues as follows.] One moment please while we verify your information. Enter the last four digits of the U.S. Social Security Number or the U.S. Taxpayer Identification number for this account followed by the pound sign. [If stockholder enters necessary information, script continues as follows.] The company that you are voting, is New America High Income. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders. To vote all proposals in accordance with the recommendations of the Board of Directors, press one. If you wish to vote on one proposal at a time, press two. [If the stockholder presses one, the script continues as follows; if the stockholder presses two, the script continues using the script for proposal by proposal voting shown below.] You have cast your vote as follows:

     You have voted in the manner recommended by the Board of Directors. To confirm your vote, press one.

Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press one. Otherwise please hang up. Thank you for voting.

[Script for proposal by proposal voting]


Item 1. To vote for all nominees, press one. To withhold from all nominees, press two. To withhold from individual nominees, press three.
Item 2.   To vote for, press one, against, press two, to abstain, press three.
Item 3.   To vote for, press, one, against, press two, to abstain, press three.

You have cast your vote as follows: [Script reviews stockholder votes.] To confirm your vote, press one. To cancel your vote press two. [If stockholder presses one, script continues as follows.] Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card, or change your vote, press one. Otherwise please hang up. [If stockholder presses two, script continues as follows.] Your vote has been canceled. If you wish to vote this card, or another card, press one. Otherwise, please hang up and mark, sign and return your card in the envelope provided. Thank you for calling.